SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Discovery Fund (the "Fund")

At a meeting held on August 9-10, 2016, the Board of Trustees of the Fund approved the reopening of the Fund's Class A, Class C, Administrator Class, Institutional Class and Class R6 shares to new investors effective September 12, 2016 (the "Reopening").

All references to Class A, Class C, Administrator Class, Institutional Class and Class R6 shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the Reopening.

August 11, 2016                                                                                                       SCR086/P201SP2